UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2017

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Novavax, Inc. (the “Company”) was held on June 15, 2017. Only stockholders of record as of April 19, 2017 (the “Record Date”) were entitled to vote at the annual meeting. As of the Record Date, there were 282,613,919 shares outstanding and entitled to vote at the annual meeting, of which 194,158,793 shares were represented by proxy, constituting a quorum on all matters voted upon. The stockholders voted on the following matters:

Proposal 1: Stockholders elected the following Class I nominees for director, each to serve until the 2020 Annual Meeting of Stockholders or until his successor is duly elected and qualified:

Name	For	Withheld	Broker Non-Votes
Stanley C. Erck	65,558,715	4,199,188	124,400,890
Rajiv I. Modi	59,911,889	9,846,014	124,400,890

Proposal 2: Stockholders approved, on an advisory basis, the compensation paid to our principal executive officer, principal financial officer, and three other most highly compensated individuals serving as executive officers on December 31, 2016:

For	Against	Abstaining	Broker Non-Votes
56,494,054	12,224,982	1,038,865	124,400,892

Proposal 3: Stockholders approved, on an advisory basis, holding future executive compensation advisory votes every year:

1 Year	2 Years	3 Years	Abstaining	Broker Non-Votes
50,600,850	898,633	16,593,037	1,665,382	124,400,891

Proposal 4: Stockholders approved the Company’s Amended and Restated 2015 Stock Incentive Plan which increases the number of shares of the Company’s common stock, par value $0.01, available for issuance thereunder by 5,000,000 shares:

For	Against	Abstaining	Broker Non-Votes
53,153,232	16,001,007	603,662	124,400,892

Based on these results, and consistent with the recommendation of the Company’s board of directors (the “Board”), the Board has determined that the Company will hold an advisory vote on named executive officer compensation every year.

Proposal 5: Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

For	Against	Abstaining	Broker Non-Votes
185,429,810	3,460,914	5,268,069	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novavax, Inc. (Registrant)

Date: June 16, 2017	By:	/s/ John A. Herrmann III
	Name:	John A. Herrmann III
	Title:	Senior Vice President, General Counsel and Corporate Secretary